Exhibit 99.2

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

U.S. SECURITIES AND EXCHANGE COMMISSION,

Plaintiff,

-against-

SAEXPLORATION HOLDINGS, INC.,
JEFFREY H. HASTINGS,
BRENT N. WHITELEY,
BRIAN A. BEATTY, and
MICHAEL J. SCOTT,

Defendants, and

THOMAS W. O’NEILL and
LORI E. HASTINGS,

Relief Defendants.

Civil Action No. 1:20-CV-8423 (PGG)

CONSENT OF DEFENDANT SAEXPLORATION HOLDINGS, INC.

1.Defendant SAExploration Holdings, Inc. (“Defendant” or “SAE”) waives service of a summons and the complaint in this action, enters a general appearance, and admits the Court’s jurisdiction over Defendant and over the subject matter of this action.

2.Without admitting or denying the allegations of the complaint (except as provided herein in paragraph 10 and except as to personal and subject matter jurisdiction, which Defendant admits), Defendant hereby consents to the entry of the final Judgment in the form attached hereto (the “Final Judgment”) and incorporated by reference herein, which, among other things:

(a)	permanently restrains and enjoins Defendant from violations of Section 17(a) of the Securities Act of 1933; and Sections 10(b) of the Securities Exchange Act of 1934 (“Exchange Act”) and Rule 10b-5

thereunder; Section 13(a) of the Exchange Act and Rules 12b-20, 13a-1, 13a-11, and 13a-13 thereunder; Section 13(b)(2)(A) of the Exchange Act; and Section 13(b)(2)(B) of the Exchange Act.

3.Defendant waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.

4.Defendant waives the right, if any, to a jury trial and to appeal from the entry of the Final Judgment.

5.Defendant enters into this Consent voluntarily and represents that no threats, offers, promises, or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commission to induce Defendant to enter into this Consent.

6.Defendant agrees that this Consent shall be incorporated into the Final Judgment with the same force and effect as if fully set forth therein.

7.Defendant will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection based thereon.

8.Defendant waives service of the Final Judgment and agrees that entry of the Final Judgment by the Court and filing with the Clerk of the Court will constitute notice to Defendant of its terms and conditions.  Defendant further agrees to provide counsel for the Commission, within thirty days after the Final Judgment is filed with the Clerk of the Court, with an affidavit or declaration stating that Defendant has received and read a copy of the Final Judgment.

9.Consistent with 17 C.F.R. 202.5(f), this Consent resolves only the claims asserted against Defendant in this civil proceeding.  Defendant acknowledges that no promise or representation has been made by the Commission or any member, officer, employee, agent, or representative of the Commission with regard to any criminal liability that may have arisen or may arise from the facts underlying this action or immunity from any such criminal liability.  Defendant waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein.  Defendant further acknowledges that the Court’s entry of a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and other regulatory organizations.  Such collateral consequences include, but are not limited to, a statutory disqualification with respect to membership or participation in, or association with a member of, a self-regulatory organization.  This statutory disqualification has consequences that are separate from any sanction imposed in an administrative proceeding.  In addition, in any disciplinary proceeding before the Commission based on the entry of the injunction in this action, Defendant understands that it shall not be permitted to contest the factual allegations of the complaint in this action.

10.Defendant understands and agrees to comply with the terms of 17 C.F.R. § 202.5(e), which provides in part that it is the Commission’s policy “not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegations in the complaint or order for proceedings,” and “a refusal to admit the allegations is equivalent to a denial, unless the defendant or respondent states that he neither admits nor denies the allegations.”  As part of Defendant’s agreement to comply with the terms of Section 202.5(e), Defendant: (i) will not take any action or make or permit to be made any public statement denying, directly or indirectly, any allegation in the complaint or creating the impression that the complaint is without factual basis; (ii) will not make or permit to be made any public statement to the effect that Defendant does not admit the allegations of the complaint, or that this Consent contains no admission of the allegations, without also stating that Defendant does not deny the allegations; and (iii) upon the filing of this Consent, Defendant hereby withdraws any papers filed in this action to the extent that they deny any allegation in the complaint.  If Defendant breaches this agreement, the Commission may petition the Court to vacate the Final Judgment and restore this action to its active docket.  Nothing in this paragraph affects Defendant’s: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.

11.Defendant hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996, or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney’s fees or other fees, expenses, or costs expended by Defendant to defend against this action.  For these purposes, Defendant agrees that Defendant is not the prevailing party in this action since the parties have reached a good faith settlement.

12.In connection with this action and any related judicial or administrative proceeding or investigation commenced by the Commission or to which the Commission is a party, Defendant (i) agrees to appear and be interviewed by Commission staff at such times and places as the staff requests upon reasonable notice; (ii) will accept service by mail or facsimile transmission of notices or subpoenas issued by the Commission for documents or testimony at depositions, hearings, or trials, or in connection with any related investigation by Commission staff; (iii) appoints Defendant’s undersigned attorney as agent to receive service of such notices and subpoenas; (iv) with respect to such notices and subpoenas, waives the territorial limits on service contained in Rule 45 of the Federal Rules of Civil Procedure and any applicable local rules, provided that the party requesting the testimony reimburses Defendant’s travel, lodging, and subsistence expenses at the then-prevailing U.S. Government per diem rates; and (v) consents to personal jurisdiction over Defendant in any United States District Court for purposes of enforcing any such subpoena.

13.Defendant agrees that the Commission may present the Final Judgment to the Court for signature and entry without further notice.

14.Defendant agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Final Judgment.

Dated: November 3, 2020	SAExploration Holdings, Inc. By: /s/ Michael J. Faust Michael Faust Chairman of the Board of Directors, President, and Chief Executive Officer

SAEXPLORATION HOLDINGS, INC.

CERTIFICATE OF CORPORATE RESOLUTION

I, David Alan Rassin, do hereby certify that I am the duly elected, qualified and acting Vice President, General Counsel, Chief Compliance Officer, and Secretary of SAExploration Holdings, Inc., a public corporation domiciled in Delaware, and that the following is a complete and accurate copy of a resolution adopted by the Board of Directors of SAExploration Holdings, Inc. (the “Company”) on November 2nd, 2020, which resolved as follows:

That Michael J. Faust, in his capacity as Chief Executive Officer and President of the Company (“Faust”), be, and hereby is, authorized, empowered, and directed to act on behalf of the Company, and in his sole discretion, to negotiate, approve, and make the offer of settlement of the Company attached hereto in the SEC Settlement Documents to the Commission in connection with the investigation conducted by the Commission; in this connection, Faust be, and hereby is, authorized, empowered, and directed to undertake such actions that Faust may deem necessary, convenient, or appropriate, including the execution of the such documentation as may be required by the Commission, in order to carry out the foregoing;

I further certify that the aforesaid resolution has not been amended or revoked in any respect and remains in full force and effect.

IN WITNESS WHEREOF, I have executed this Certification as a sealed instrument this  3rd day of November, 2020.

By: /s/ David Alan Rassin David Alan Rassin Vice President, General Counsel, Chief Compliance Officer, and Secretary SAExploration Holdings, Inc.

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